UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2010

SINOCUBATE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

65 Broadway, 7th Floor New York, New York		10006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 359 4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Annual report 10-K for the year ended 12/31/2010 filed on 3/15/2011 contained a typo regarding the common stock par value $0.01 that needs to be disclosed. The correct par value amount is $0.001. The correction has no effects on the financial statements for the year ended 12/31/2010. There are no other changes to the information contained in the initial 10-K that we filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCUBATE, INC.
(Registrant)

/s/ Tom Simeo          Date: May 13, 2011
Tom Simeo
Chief Executive Officer, Treasurer
Director and Secretary